                                                                  Exhibit 10.14



                            COLONY RIH HOLDINGS, INC.

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

                                                                 April 25, 2001

Colony Investors IV, L.P.
1999 Avenue of the Stars, Suite 1200
Los Angeles, California 90067

Attn:  Jonathan H. Grunzweig



                  Colony Investors IV, L.P., a Delaware limited partnership (the "Investor") hereby agrees with Colony RIH Holdings, Inc., a Delaware corporation (the "Company"), as follows:

         1. PURCHASE AND SALE OF SECURITIES

                  (a) Initial Issuance. Subject to the terms and conditions hereof, the Company is selling to the Investor and the Investor is purchasing from the Company the number of shares of the Company's Class B non-voting common stock, par value $.01 per share ("Class B Common Stock"), set forth on Schedule I hereto (the "Securities") for the aggregate amount in cash set forth on
Schedule I hereto. Such sale and purchase shall be effected by the Company delivering to the Investor duly endorsed certificates evidencing the Securities to be purchased or subscribed against delivery by the Investor to the Company of the applicable amount set forth on Schedule I. All payments for Securities shall be made by check or wire transfer. Upon receipt of certificates evidencing the Securities, the Investor will execute all documentation reasonably necessary to make it a party to the Stockholders Agreement, dated of even date herewith (the "Stockholders Agreement"), the form of which is attached as Exhibit A hereto.

                  (b) Additional Issuances. Until the date that is three years from the date hereof, in the event that the Investor determines in its sole and absolute discretion, the Investor shall have the right to purchase additional shares of Class B Common Stock, in one or more tranches, at a cash purchase price of one hundred dollars ($100.00) per share. The Investor's notice to the Company shall specify a date for the closing of the purchase which shall not be more than thirty (30) days nor less than ten (10) days after the date of the giving of such notice, and shall state the number of shares of Class B Common Stock to be acquired. With respect to such future issuances of Class B Common Stock, the Investor will execute a securities purchase agreement substantially in the form of this agreement.

         2. REPRESENTATIONS AND WARRANTIES

                  Neither the Company nor any other Person makes any representation or warranty herein with respect to the Securities or the business and operations of the Company except as follows:

                  (a) The Company represents and warrants that:

                      (i) Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company owns all of the issued and outstanding shares of capital stock of Colony RIH Acquisitions, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                      (ii) Authorization and Enforceability. The Company has full power and authority and has taken all required corporate and other action necessary to permit it to execute and deliver this Agreement and to perform the terms hereof and to issue and deliver the Securities, and none of such actions will violate any provision of the Charter or the Bylaws of the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                      (iii) Issuance of Securities. Upon issuance the
Securities will be validly issued and outstanding, fully paid and nonassessable, and shall represent 95.00% of the Class B non-voting common stock of the Company then issued and outstanding.

                      (iv) Capitalization. The equity capitalization of the Company is as set forth on Exhibit B hereto. Other than as set forth on Exhibit B, there are no existing options, convertible securities, warrants, calls or commitments of any character relating to any unissued shares of capital stock other than as contemplated in (i) the Stockholders Agreement or (ii) the securities purchase agreement, dated even date herewith between the Company and Colony RIH Voteco, LLC.

                  (b) The Investor acknowledges and agrees that it is relying solely on its own knowledge of the business and operations of the Company and its own evaluation of the merits and risks of the investment contemplated by this Securities Purchase Agreement (the "Agreement"). In addition, the Investor represents and warrants that:

                      (i) Offering Exemption. The Investor understands that the Securities have not been registered under the Securities Act, nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of the Investor contained herein.

                      (ii) Knowledge of Offer. The Investor is familiar with the business and operations of the Company and has been given the opportunity to obtain all information that it has requested regarding the Company's business plans and prospects.

                      (iii) Knowledge and Experience; Ability to Bear Economic Risks. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement. The Investor is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

                      (iv) Limitations on Disposition. The Investor recognizes that no public market exists for the Securities and no representation has been made to the Investor that such public market will exist in the future. The Investor understands that the Investor must bear the economic risk of this investment indefinitely unless its Securities are registered pursuant to the

Securities Act or an exemption from such registration is available, and unless the disposition of such Securities is qualified under applicable state securities laws or an exemption from such qualification is available, and that except as provided in Section 5 hereof, the Company has no obligation or present intention of so registering the Securities. The Investor further understands that there is no assurance that any exemption from the Securities Act will be available, or, if available, that such exemption will allow the Investor to Transfer any or all of the Securities, in the amounts, or at the time the Investor might propose. The Investor understands at the present time that Rule 144 promulgated under the Securities Act by the Commission ("Rule 144") is not applicable to sales of the Securities because they are not registered under
Section 12 of the Exchange Act (as hereinafter defined) and there is not publicly available the information concerning the Company specified in Rule 144. The Investor further acknowledges that the Company is not presently under any obligation to register the Securities under Section 12 of the Exchange Act or to make publicly available the information specified in Rule 144 and that it may never be required to do so.

                      (v) Investment Purpose. The Investor is acquiring the Securities solely for its own account for investment and not with a view toward the resale, Transfer, or distribution thereof, nor with any present intention of distributing the Securities. No other Person has any right with respect to or interest in the Securities to be purchased by the Investor, nor has the Investor agreed to give any Person any such interest or right in the future.

                      (vi) Capacity. The Investor has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder.

                      (vii) Accredited Investor. The Investor is an "accredited investor" as such term is defined by the Securities Act.

         3. INTERPRETATION OF THIS AGREEMENT

                  (a) Terms Defined. As used in this Agreement, the following terms have the respective meanings set forth below:

                  Company: Colony RIH Holdings, Inc., a Delaware corporation.

                  Exchange Act: the Securities Exchange Act of 1934, as amended.

                  Person: an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

                  Securities Act: the Securities Act of 1933, as amended.

                  Transfer: any sale, assignment, pledge, hypothecation, or other disposition or encumbrance.

                  (b) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

                  (d) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

         4. MISCELLANEOUS

                  (a) Notices.

                      (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                          (A) if to the Company, at 1133 Boardwalk, Atlantic
City, NJ 08401, marked for attention of President, or at such other address as the Company may have furnished the Investor in writing;

                          (B) if to the Investor, at address listed above, or at
such other address as the Investor may have furnished the Company in writing.

                      (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                  (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by the Investor pursuant hereto (except for certificates evidencing the Securities) and (iii) financial statements, certificates and other information previously or hereafter furnished to the Investor, may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investor may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  (d) Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with, and only with, the written consent of the Company and the Investor.

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                            [Signature Page Follows]

                                   Very truly yours,

                                   COLONY RIH HOLDINGS, INC.

                                   By:  /s/ Thomas J. Barrack, Jr.
                                        ------------------------------------
                                        Name:  Thomas J. Barrack, Jr.
                                        Title:  President and Treasurer

ACCEPTED & AGREED:

COLONY INVESTORS IV, L.P.

     By:      Colony Capital IV, L.P.,
              its general partner

     By:      Colony GP IV, Inc.,
              its general partner



By:  /s/ Thomas J. Barrack, Jr.
     ---------------------------
     Name:  Thomas J. Barrack, Jr.
     Title:  Managing Director, CEO,
             and President

                                [Signature Page]

                                   SCHEDULE I

              PURCHASES OF SECURITIES BY COLONY INVESTORS IV, L.P.



---------------------------- ---------------------- ---------------------- -------------------- ----------------------
                                                                           Price Per Share of
Number of Shares of Class A   Price Per Share of     Number of Shares of     Class B Common
        Common Stock         Class A Common Stock   Class B Common Stock          Stock         Total Consideration
---------------------------- ---------------------- ---------------------- -------------------- ----------------------
             0                      $0.0475                403,740                $100              $40,374,000
---------------------------- ---------------------- ---------------------- -------------------- ----------------------